OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                    Supplement dated May 1, 1997 to the
                      Prospectus dated March 3, 1997

The Prospectus is changed as follows:

1.   The first footnote under the "Shareholder Transaction
Expenses" table on page 4 is replaced with the following:

       (1)  If you invest $1 million or more
       ($500,000 or more for purchases by "Retirement
       Plans", as defined in "Class A Contingent
       Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy
       Shares - Buying Class A Shares", below.

2. The sections of the Prospectus entitled "Investment Objective and Policies," and "Investment Techniques and Strategies" are revised to reflect that on February 4, 1997, the Board of Trustees of the Fund determined that some of the investment policies of the Fund should be changed as described below. The changes that involve fundamental policies have been submitted to the Fund's shareholders for a vote at a meeting scheduled for April 30, 1997, which has been adjourned. The proposed changes are as follows:

     (1) The Fund's investment policies listed under the caption
     "Investment Policies and Strategies" on page 12 would no longer be fundamental policies.

     (2) The Fund's policy that it may not invest more than 25% of its net assets (at the time of purchase) in securities of issuers located in any single foreign country on page 12 would no longer be a fundamental policy.

     (3) The Fund's policy that it may not invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) or more than 2% of its net assets at the time of purchase in warrants not listed on the New York or American Stock Exchange on page 13 would no longer be a fundamental policy.

     (4) The Fund's policy on illiquid securities on page 17 would be changed to increase the amount of the Fund's assets that may be invested in such securities from 10% of its net assets to 15% of its net assets.

3.   The second sentence in  "Class A Shares" under "Classes of
Shares" on page 26 is replaced by  the following:

     If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

4. The following sentence is added to the end of "Which Class of Shares Should You Choose? - How Does It Affect Payments To My
Broker?"  on page 28:

     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

5. The first sentence in the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31 is replaced by the following:

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

6.   In the third paragraph of "Buying Class A Shares - Class A
Contingent Deferred Sales Charge" on page 31, the first sentence is replaced by the following:

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
     A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

7. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 32 is replaced by the following:

     The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

8. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35 is replaced by the following:

              if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

             if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

9. The following sub-paragraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions" on page 35:

             for distributions from Retirement Plans having
     500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

             for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


10. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

11. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 38:

     If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

12. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39 is replaced with the following and a new sub-section (6) is added as follows:


   distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . or (6) for loans to participants or beneficiaries.

13. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39:

             Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

14. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 40:

     Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.





May 1, 1997                                                      PS0835.002


OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
Supplement Dated May 1, 1997
to the Statement of Additional Information dated March 3, 1997 he section of the Statement of Additional Information entitled "Other Investment Restrictions" on pages 16 and 17 is revised by this supplement to reflect that on February 4, 1997, the Board of Trustees of the Fund determined that some of the investment policies of the Fund should be changed as described below. The changes that involve fundamental policies have been submitted to the Fund's shareholders for a vote at a meeting scheduled for April 30, 1997, which has been adjourned. The proposed changes are as follows:

     (1) The Fund's policy that prevents the Fund from investing in securities of other investment companies in an amount exceeding the limitations set forth in Section 12(d) of the 1940 Act and the rules thereunder, except as part of a plan of merger, consolidation, reorganization or an offer of exchange would be eliminated.

     (2) The Fund's policy that it may not purchase securities on margin except such short-term credits as may be necessary for the clearance of transactions would no longer be a fundamental policy.

     (3) The fundamental policy that prohibits the Fund from investing in physical commodities or commodity futures contracts except stock index futures and options on such futures under policies adopted by the Board of Directors and disclosed to shareholders would be replaced by the following fundamental policy: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."




May 1, 1997                                                      PX0835.001